Investments	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
Investments
4.	Investments

a)	Acquisition of Logitel Offshore Holding AS

In August 2014, the Company’s publicly-listed subsidiary Teekay Offshore Partners L.P. (NYSE: TOO) (or Teekay Offshore) acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel). The purchase price for the shares of Logitel consisted of $4.0 million in cash paid at closing and a potential additional cash amount of $27.6 million, subject to reductions of some or all of this potential additional amount if certain performance criteria are not met, primarily relating to the construction of the three Units for Maintenance and Safety (or UMS) ordered from the COSCO (Nantong) Shipyard (or COSCO) in China (see Note 11).

Teekay Offshore committed to acquire three UMS ordered from COSCO for a total cost of approximately $580 million, including estimated site supervision costs and license fees to be paid to Sevan Marine ASA (or Sevan) to allow for use of its cylindrical hull design in these UMS, and $30.0 million from Teekay Offshore’s assumption of Logitel’s obligations under a bond agreement from Sevan. Prior to the acquisition, Logitel secured a three-year fixed-rate charter contract, plus extension options, with Petroleo Brasileiro SA (or Petrobras) in Brazil for the first UMS, the Arendal Spirit, which delivered in February 2015 and commenced its contract with Petrobras during the second quarter of 2015. The second UMS is currently under construction and in August 2014 Teekay Offshore exercised one of its existing six options with COSCO to construct a third UMS. During the second quarter of 2015, Teekay Offshore exercised its option to defer the delivery of its second UMS newbuilding by up to one year. During this period, COSCO will maintain and preserve this unit for the account of Teekay Offshore, including Teekay Offshore incurring interest at 5.0% per annum on the unpaid balance of the final yard installment. In addition, Teekay Offshore exercised its option to defer the delivery and all related construction work of its third UMS by 120 days. Teekay Offshore expects to secure charter contracts for the remaining two UMS newbuildings prior to their respective deferred deliveries in the third quarter of 2016 and the second quarter of 2017.

Teekay Offshore has assumed Logitel’s obligations under a bond agreement from Sevan as part of this acquisition. The bond is non-interest bearing and is repayable in amounts of $10.0 million within six months of delivery of each of the three UMS ordered from COSCO, for a total of $30.0 million. If Logitel orders additional UMS with the Sevan cylindrical design, Logitel will be required to pay Sevan up to $11.9 million for each of the next three UMS ordered. If the fourth of six options with COSCO is not exercised by its option expiry date on November 30, 2016, Sevan has a one-time option to receive the remaining two options with COSCO.

The acquisition of Logitel was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the preliminary and finalized valuations of the Logitel assets and liabilities on the acquisition date. The estimates of fair values of the Logitel assets acquired and liabilities assumed by Teekay Offshore were finalized during the second quarter of 2015.

(in thousands of U.S. Dollars)	Preliminary Valuation		Final Valuation
	August 11, 2014	Adjustments	August 11, 2014
	$	$	$
ASSETS
Cash and cash equivalents	8,089	—	8,089
Prepaid expenses	640	—	640
Advances on newbuilding contracts	46,809	(2,239)	44,570
Intangible assets	—	1,000	1,000

Total assets acquired	55,538	(1,239)	54,299

LIABILITIES
Accrued liabilities	4,098	—	4,098
Long-term debt	26,270	1,330	27,600

Total liabilities assumed	30,368	1,330	31,698

Net assets acquired	25,170	(2,569)	22,601

Cash consideration	4,000	—	4,000

Contingent consideration	21,170	(2,569)	18,601

Operating results of Logitel are reflected in the Company’s consolidated financial statements commencing August 11, 2014, the effective date of acquisition. Pro forma revenues and net income if the acquisition had occurred at the beginning of 2014 would not be materially different than actual operating results reported.

b)	Teekay LNG – Yamal LNG Joint Venture

In July 2014, the Company’s publicly-listed subsidiary Teekay LNG Partners L.P. (NYSE: TGP) (or Teekay LNG), through a new 50/50 joint venture (or the Yamal LNG Joint Venture) with China LNG Shipping (Holdings) Limited (or China LNG), ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). The Yamal LNG Project is a joint venture between Russia-based Novatek OAO (60%), France-based Total S.A. (20%) and China-based China National Petroleum Corporation (or CNPC) (20%), and will consist of three LNG trains with a total expected capacity of 16.5 million metric tons of LNG per annum and is currently scheduled to commence operations in early-2018. The six 172,000-cubic meter ARC7 LNG carrier newbuildings are being constructed by Daewoo Shipbuilding & Marine Engineering Co. (or DSME), of South Korea, for an estimated total fully built-up cost of approximately $2.1 billion. The vessels, which will be constructed with maximum 2.1 meter icebreaking capabilities in both the forward and reverse directions, are scheduled to deliver at various times between the first quarter of 2018 and first quarter of 2020. Upon their deliveries, the six LNG carriers will each operate under fixed-rate time-charter contracts with Yamal Trade Pte. Ltd. until December 31, 2045, plus extension options. As of June 30, 2015, Teekay LNG had advanced $99.9 million to the Yamal LNG Joint Venture to fund newbuilding installments.

c)	Teekay LNG – BG International Limited Joint Venture

In June 2014, Teekay LNG acquired from BG International Limited (or BG) its ownership interests in four 174,000-cubic meter LNG carrier newbuildings. Through this transaction, Teekay LNG has a 30% ownership interest in two liquefied natural gas (or LNG) carrier newbuildings and a 20% ownership interest in the remaining two LNG carrier newbuildings (collectively the BG Joint Venture). The four vessels are scheduled to deliver between September 2017 and January 2019, and, upon delivery, will each operate under 20-year fixed-rate time-charter contracts, plus extension options with Methane Services Limited, a wholly-owned subsidiary of BG.

d)	Teekay Offshore Acquisition of ALP Maritime Services B.V.

In March 2014, Teekay Offshore acquired 100% of the shares of ALP Maritime Services B.V. (or ALP), a Netherlands-based provider of long-haul ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrently with this transaction, Teekay Offshore and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four SX-157 Ulstein Design ultra-long distance towing and offshore installation vessel newbuildings. These vessels will be equipped with dynamic positioning capability and are scheduled for delivery in 2016. Teekay Offshore is committed to acquire these newbuildings for a total cost of approximately $258 million.

Teekay Offshore acquired ALP for a purchase price of $2.6 million, which was paid in cash, and also entered into an arrangement to pay additional compensation to three former shareholders of ALP if certain requirements are satisfied. This contingent compensation consists of $2.4 million, which is payable upon the delivery and employment of ALP’s four newbuildings, which are scheduled for delivery throughout 2016, and a further amount of up to $2.6 million, which is payable if ALP’s annual operating results from 2017 to 2021 meet certain targets. Teekay Offshore has the option to pay up to 50% of this compensation through the issuance of common units of Teekay Offshore. Each of the contingent compensation amounts are payable only if the three shareholders are employed by ALP at the time performance conditions are met. These contingent compensation costs were $0.2 million and $0.2 million, for the three months ended June 30, 2015 and 2014, respectively, and $0.3 million and $0.2 million, for the six months ended June 30, 2015 and 2014, respectively, and were recorded in general and administrative expenses in the Company’s consolidated statements of income (loss). Teekay Offshore also incurred a $1.0 million fee to a third party associated with the acquisition of ALP in the first quarter of 2014, which has been recognized in general and administrative expenses during 2014.

The acquisition of ALP was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the finalized estimates of fair values of the ALP assets acquired and liabilities assumed by Teekay Offshore on the acquisition date.

As at
(in thousands of U.S. Dollars)	March 14, 2014
$
ASSETS
Cash and cash equivalents	294
Other current assets	404
Advances on newbuilding contracts	164
Other assets – long-term	395
Goodwill	2,032

Total assets acquired	3,289

LIABILITIES
Current liabilities	387
Other long-term liabilities	286

Total liabilities assumed	673

Net assets acquired	2,616

Consideration	2,616

The goodwill recognized in connection with the ALP acquisition is attributable primarily to the assembled workforce of ALP, including the employees’ experience, skills and abilities. Operating results of ALP are reflected in the Company’s consolidated financial statements commencing March 14, 2014, the effective date of the acquisition. From the date of acquisition to June 30, 2014, Teekay Offshore recognized $0.2 million of revenue and $1.7 million of net loss resulting from this acquisition. On a pro forma basis for the Company for the six months ended June 30, 2014, there would be no material changes to revenues and net income giving effect to Teekay Offshore’s acquisition of ALP as if it had taken place on January 1, 2014.

e)	Tanker Investments Ltd.

In January 2014, Teekay and its publicly-listed subsidiary Teekay Tankers Limited (NYSE: TNK) (or Teekay Tankers) formed Tanker Investments Ltd. (or TIL), which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery of the tanker market. In connection with TIL’s formation, Teekay and Teekay Tankers in the aggregate purchased 5.0 million shares of TIL common stock, representing an initial 20% interest in TIL, for $50.0 million and received stock purchase warrants entitling them to purchase up to 1.5 million additional shares of common stock of TIL (see Note 15). The stock purchase warrants are derivative assets which had a value of $11.1 million as at June 30, 2015. Teekay also received one Series A-1 preferred share and Teekay Tankers received one Series A-2 preferred share, each of which entitles the holder to elect one board member of TIL. The preferred shares do not give the holder a right to any dividends or distributions of TIL. The Company accounts for its investment in TIL using the equity method. As of June 30, 2015, Teekay and Teekay Tankers ownership interests in TIL totaled 16.04%.